Exhibit 99.1

You're a Neighbor, Not a Number Q1 2022 Investor Presentation Exhibit 99.1

Cautionary Statement Regarding Forward - Looking Statements In addition to historical information, this presentation may contain forward - looking statements .. For this purpose, any statement that is not a statement of historical fact may be deemed to be a forward - looking statement .. These forward - looking statements may include statements regarding profitability, liquidity, allowance for loan losses, interest rate sensitivity, market risk, growth strategy and financial and other goals .. Forward - looking statements often use words such as “believes,” “expects,” “plans,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends” or other words of similar meaning .. You can also identify them by the fact that they do not relate strictly to historical or current facts .. Forward - looking statements are subject to numerous assumptions, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements .. There are many factors that could have a material adverse effect on the operations and future prospects of the Company including, but not limited to :  changes in assumptions underlying the establishment of allowances for loan losses, and other estimates ;  the risks of changes in interest rates on levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and interest sensitive assets and liabilities ;  the effects of future economic, business and market conditions ;  legislative and regulatory changes, including the Dodd - Frank Wall Street Reform and Consumer Protection Act and other changes in banking, securities, and tax laws and regulations and their application by our regulators, and changes in scope and cost of Federal Deposit Insurance Corporation insurance and other coverages ;  our inability to maintain our regulatory capital position ;  the Company’s computer systems and infrastructure may be vulnerable to attacks by hackers or breached due to employee error, malfeasance, or other disruptions despite security measures implemented by the Company ;  changes in market conditions, specifically declines in the residential and commercial real estate market, volatility and disruption of the capital and credit markets, soundness of other financial institutions we do business with ;  risks inherent in making loans such as repayment risks and fluctuating collateral values ;  changes in operations of the mortgage company as a result of the activity in the residential real estate market ;  exposure to repurchase loans sold to investors for which borrowers failed to provide full and accurate information on or related to their loan application or for which appraisals have not been acceptable or when the loan was not underwritten in accordance with the loan program specified by the loan investor ;  governmental monetary and fiscal policies ;  changes in accounting policies, rules and practices ;  reliance on our management team, including our ability to attract and retain key personnel ;  competition with other banks and financial institutions, and companies outside of the banking industry, including those companies that have substantially greater access to capital and other resources ;  demand, development and acceptance of new products and services ;  problems with technology utilized by us ;  natural disasters, war, terrorist activities, pandemics, or the outbreak of COVID - 19 or similar outbreaks, and their effects on economic and business environments in which the Company operates ;  adverse effects due to COVID - 19 on the Company and its customers, counterparties, employees, and third - party service providers, and the adverse impacts to our business, financial position, results of operations, and prospects ;  changing trends in customer profiles and behavior ; and  other factors described from time to time in our reports filed with the SEC .. These risks and uncertainties should be considered in evaluating the forward - looking statements contained herein, and readers are cautioned not to place undue reliance on such statements .. Any forward - looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date on which it is made .. In addition, past results of operations are not necessarily indicative of future results .. 1

Non - GAAP Financial Measures The accounting and reporting polices of the Company conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, management uses certain non - GAAP measures to supplement the evaluation of the Company’s performance. These measures include core operating income, core earnings per share and core return on tangible common equity for the consolidated entity, the commercial banking segment, and the mortgage banking segment. Management believes presentations of these non - GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non - GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies. Reconciliations of GAAP to non - GAAP disclosures are included as tables at the end of this presentation. 2

Company Overview 3 Corporate Data Bank Chartered: December 1999 Holding Company incorporated: January 2003 Ticker (Nasdaq): VBFC Markets Served Richmond MSA and Williamsburg Headquarters: 13319 Midlothian Turnpike Midlothian, VA 23113 Phone: (804) 897 - 3900 Web Address: www.villagebank.com Chairman: Craig D. Bell President & CEO: Jay Hendricks Executive VP & CFO/CRO: Donnie Kaloski $13.87 $19.00 $26.70 $30.65 $30.45 $37.11 $34.39 $57.85 79.33% 109.31% 100.62% 127.82% 117.70% 125.67% 96.99% 134.45% 50.00% 70.00% 90.00% 110.00% 130.00% 150.00% $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 Capital Raise March 27, 2015 YE 2015 YE 2016 YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 Price Per Share Price Per Share Price to Book Value 22% CAGR Period Highlights - December 31, 2021 Assets ($000) $ 748,401 TCE/TA 8.47% Tangible Book Value per share $ 43.03 Earnings Per Share $ 8.48 Dividend Yield 0.96% Bank Leverage Ratio 9.86% ROAE (YTD) 21.02% ROAA (YTD) 1.73% Net Interest Margin 3.76% NPAs/Assets 0.18% Reserves/Loans (excluding PPP) 0.69%

Peer Comparison 4 (1) Source: S&P Global – Southeast Public Banks under $1 billion in assets as of September 30, 2021, peer data is YTD. Company data is for the year - ended December 31, 2021. The Company’s 2021 performance vs. Southeast Peer Group (1) ROAA ROAE NIM Efficiency Ratio TCE Ratio Median Top Quartile 1.06 13.15 8.47 10.18 11.19 21.02 67.61 59.42 59.37 1.73 3.38 3.60 3.76 1.27 11.00

Market Areas 5 (1) Source: Greater Richmond Partnership. (2) Source: S&P Global, Data as of the 6/30/2021 FDIC Summary of Deposits for the Richmond, VA MSA. (3) Community Bankers Trust Corp was acquired by United Bankshares Inc. as of December 3, 2021. (4) Source: Williamsburgva.gov Richmond MSA (1) • State Capital • 5 major colleges & universities • 10 Fortune 1000 companies headquartered • Virginia 2021 Top State for Business (CNBC) • Educated workforce (~38% of adults have a bachelor’s degree or higher according U.S. Census Bureau) • Diverse population with an average household income of ~$69,500 vs the national average of ~$63,000 • Excellent quality of life Williamsburg (Hampton Roads MSA) (4) • 37th largest region in the United States • Approximately 1.76 million residents • Home to William & Mary, second oldest university in the United States Richmond MSA Market Position (2) Rank Institution (ST) Total Assets ($,000) Number of Branches Deposit in Market ($,000) Market Share (%) Average Branch Size ($,000) 1 Bank of America Corporation (NC) $ 3,029,894,000 21 $ 23,931,212 41.59 $ 1,139,582 2 Truist Financial Corp. (NC) 521,964,000 58 12,727,661 22.12 219,442 3 Wells Fargo & Co. (CA) 1,945,996,000 51 8,744,074 15.20 171,452 4 Atlantic Union Bkshs Corp. (VA) 19,989,356 26 4,182,869 7.27 160,880 5 TowneBank (VA) 15,803,835 8 1,341,118 2.33 167,640 6 C&F Financial Corp. (VA) 2,168,644 15 1,201,773 2.09 80,118 7 Primis Financial Corp. (VA) 3,395,151 12 832,379 1.45 69,365 8 Community Bankers Trust Corporation (VA) (3) 1,754,213 12 821,453 1.43 68,454 9 Village Bank & Trust Finl Corp (VA) 717,932 8 626,973 1.09 78,372 10 Blue Ridge Bankshares Inc. (VA) 2,764,730 7 536,395 0.93 76,628 Total for Institutions in Market 287 $ 57,535,843 $ 200,473.32

Management Team 6 Jay Hendricks President & Chief Executive Officer Donnie Kaloski Chief Financial Officer & Chief Risk Officer Max Morehead Commercial Banking • CEO and President of the Company and the Bank since August 2020. • Previously Chief Operating Officer and Chief Risk Officer of the Bank since December 2016. • Joined as Chief Credit Officer of the Bank in September 2013. • 23 years with SunTrust/Crestar including roles as Chief Operational Risk Officer for mortgage and Credit and Compliance Officer for consumer banking. • Prior to 1990, served as Bank Examiner for the Comptroller of the Currency. • More than 30 years experience in the banking industry. • Chief Financial Officer of the Company and the Bank since May 2018. Chief Risk Officer of the Bank since August 2020. • Previously served as Senior Vice President of Accounting of the Bank. • From 2007 to 2013 supervised audit teams on financial institutions throughout the country with BDO USA, LLP. • Holds a BA in Accounting and an MBA from Troy University. • Is a Certified Public Accountant and Charted Global Management Accountant. • More than 14 years experience in the accounting and banking industry. • Executive Vice President – Commercial Banking since March 2014. • 25 years with SunTrust/Crestar including leadership roles in commercial banking. • More than 30 years experience in the banking industry.

Management Team, continued 7 Joy Kline Retail Banking Christy Quesenbery Operations Roy Barzel Chief Credit Officer Clif Winn President & CEO Village Bank Mortgage Corp • Executive Vice President – Retail Banking of the Bank since September 2009. • Previously served as Vice President Retail Manager of the Bank since 2006. • Prior to joining the Bank served in retail banking leadership roles with First Market Bank and Central Fidelity Bank. • More than 40 years experience in the banking industry. • President and Chief Executive Officer of Village Bank Mortgage Corporation since December 2017. • Member of mortgage leadership team since 2009. Served as Senior Vice President and Risk Manager. • From 1998 until 2009 served in several leadership roles with Benchmark Mortgage. • More than 20 years mortgage banking experience. • Executive Vice President – Operations since August 2020. • Prior to joining the Bank served as Chief Operations Officer at Touchstone Bank since 2016. • Held various leadership roles during her career around operations, information technology, compliance, and risk management. • More than 35 years experience in the banking industry. • Chief Credit Officer of the Bank since August 2020. • Previously served as Senior Vice President and Director of Strategic Initiatives since 2017. • Prior to joining the Bank served in commercial banking leadership roles with Bank of Virginia and SunTrust/Crestar. • More than 35 years experience in the banking industry.

Board of Directors 8 Craig Bell Chairman Since 1998 Randy Whittemore Director Since 1998 Frank Jenkins Director Since 2017 R.T. Avery Director Since 1998 Mike Katzen Director Since 2008 Mike Toalson Director Since 2004 Devon Henry Director Since 2018 Mary Margaret Kastelberg Director Since 2020 Jay Hendricks President & Chief Executive Officer Since 2020

Why Village? 9 • We think and behave like long - term investors Vision, Discipline, Execution • Strong market position in a very attractive market Market • Excellent opportunity to take market Opportunity • A strong community bank with a successful mortgage company Differentiated • Effective shareholder communications Transparency and Candor • Excellent shareholder returns over the last five years We Deliver Results

Our Strategy Is Built Around Delivering Top Quartile Long Term Returns To Our Shareholders This Means… • Top Quartile Return on Tangible Common Equity • Sustained High Single Digit Earnings Per Share Growth • Best Quartile Asset Quality in Worst Part of Cycle • Best Quartile Earnings Volatility 10

Strong Earnings Growth 11 (1) Non - GAAP financial measure. See GAAP to Non - GAAP financial measure reconciliation at the end of this release. (2) Source: S&P Global – Southeast Public Banks under $1 billion in assets as of September 30, 2021. (3) Nonperforming assets excludes performing troubled debt restructurings. 8.97% 12.72% 19.12% 21.02% 0.00% 10.00% 20.00% 30.00% 40.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 2018 2019 2020 2021 Core ROTCE (1) Commerical Banking Segment Mortgage Banking Segment Top Quartile(2) 0.54% 0.44% 0.27% 0.18% 0.05% 0.00% 0.04% 0.01% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2018 2019 2020 2021 Asset Quality Metrics (3) NPAs/Total Assets Net Charge-offs to Average Loans $2.21 $3.53 $6.23 $8.48 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 2018 2019 2020 2021 Core Earnings Per Share (1) Commerical Banking Segment Mortgage Banking Segment 40% CAGR

PTPP Income Growth 12 (1) Non - GAAP financial measure. See GAAP to Non - GAAP financial measure reconciliation at the end of this release. 3,646 4,402 2,997 4,822 4,011 6,033 84 1,239 4,981 4,518 3,730 5,641 11,989 15,373 - 4,000 8,000 12,000 16,000 20,000 2018 2019 2020 2021 Pre - Tax Pre Provision (PTPP) Income Growth (1) (Dollars in thousands) Banking Segment PTPP PPP Income Pre-Tax Mortgage Segment Pre-Tax 9.54% Growth from 2019

Protecting Net Interest Margin 13 • NIM driven by: • Strategically deploying excess liquidity to minimize negative arbitrage from the high levels of liquid assets. • PPP forgiveness and fee income recognition tapered in Q4 2021. Approximately $32 million in PPP funds remained on balance as of December 31, 2021. Most of these loans are expected to be forgiven through Q1 2022. • Maintain our disciplined pricing approach to funding sources. • Prepayment of $31 million in FHLB Advances during Q4 2020 resulted in $519,000 savings during 2021. • Liquidity deployed in efficient manner by: • Looking to quality of earnings for the long - term vs. quantity of earnings in the short - term. • Opportunistic approach to deploying funds in the investment portfolio. • Focused on core loan growth and continuing to capitalize on the momentum from our efforts in supporting our community through PPP rounds 1 & 2. • Balance sheet is well positioned for a rising rate environment. 3.55% 3.02% 3.21% 3.90% 3.92% 3.84% 3.74% 3.56% 4.55% 3.79% 3.84% 4.41% 4.32% 4.19% 4.03% 3.81% 1.03% 0.78% 0.64% 0.60% 0.42% 0.36% 0.30% 0.26% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Net Interest Margin Net Interest Margin Yield on Earning Assets Cost of Funds $675,425 $680,150 $682,580 $696,316 $715,434 12.88% 11.71% 18.27% 22.87% 27.40% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Thousands Earnings Asset Mix Due from other banks Federal funds sold Investments LHFI LHFS Liquidity Ratio

Deposit Portfolio 14 Total deposits increased by 12.86% from Q4 2020 and by 41.64% from Q1 2020, the beginning of the COVID - 19 pandemic. The increase in noninterest bearing demand and low - cost relationships (i.e., interest checking, money market, and savings) accou nts is a result of core relationship growth, success in converting PPP relationships, and the migration of customer funds from time deposits. The cost of total deposits has decreased significantly as a result of changes in deposit mix and our disciplined approach to pri cing. Core deposit growth is expected to remain healthy, though we believe this could be tempered by some runoff of stimulus money. 29.24% 36.64% 37.85% 37.78% 39.61% 39.61% 41.85% 40.48% 40.97% 39.88% 41.98% 44.38% 45.36% 47.14% 47.45% 49.94% 29.24% 23.48% 20.17% 17.83% 15.03% 13.25% 10.70% 9.58% $468,843 $579,795 $573,852 $588,382 $620,056 $638,083 $646,052 $664,048 0.80% 0.62% 0.51% 0.47% 0.33% 0.27% 0.22% 0.18% 0.00% 0.50% 1.00% 1.50% 2.00% $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Deposit Growth (Dollars in thousands) Non-interest bearing deposits Low cost interest bearing deposits Time deposits Cost of total deposits

Loan Portfolio 15 Total loans, excluding PPP, increased by 3.43% from Q3 2021 and by 16.39% from Q4 2020. The core commercial loan portfolio grew by 3.86% from Q3 2021 and by 22.01% from Q4 2020. Core commercial loan growth was a product of our continued success in capitalizing on PPP relationships, as well as improving economic activity. Our strong pipeline supports our belief that core loans will continue to grow going into 2022. We remain judicious in our underwriting and managing our credit concentrations. $435,234 $607,993 $600,089 $561,003 $592,177 $551,664 $534,306 $526,457 4.90% 4.15% 4.08% 4.76% 4.64% 4.63% 4.81% 4.85% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Loan Growth (Dollars in thousands) Core Loans PPP Loans Yield on Loans C&I + Owner occupied commercial real estate 34% PPP Loans 6% Nonowner occupied commercial real estate 25% Acquisition, development and construction 9% Consumer/Residential 20% Student 5% Other 1% Portfolio Mix December 31, 2021

Paycheck Protection Program Observations • Village embraced the PPP as a critical resource for our business community at a pivotal moment in history • Processed customer and noncustomer applications from the first day • Worked with local CPA firms to serve their clients with our SBA expertise • Substantially raised Village Bank’s visibility and credibility in our community • Significant market opportunity to take share from competitors 16 PPP Program • Village originated $262.7 million between Rounds 1 and 2. • PPP forgiveness peaked for Round 1 in Q2 2021 and peaked for Round 2 in Q4 2021. • Expectation that most of the remaining $32.6 million in PPP loans will be forgiven in Q1 2022. • Processing fees were 1 - 5% depending on loan amount. PPP loans as of December 31 , 2021 Round 1 Round 2 Dollars Approved $ 185,137,000 $ 77,539,000 Number Approved 1,526 829 Jobs Impacted >20,000 >8,600 Average Loan Size $ 121,322 $ 93,533 % of Loans < $50,000 55% 57% First Draw Round - 2 Amount of Loans N/A $ 4,027 Number of Loans N/A 160 Forgiveness $ 182,373,000 $ 46,471,000

Loan Deferral Program 17 (1) Effective January 19, 2021, the SBA provided guidance on the implementation of the extension of the Section 1112 Debt Relief Pr ogram for the 7(a) loan program as authorized by Section 325 of the Economic Aid to Hard - Hit Small Business, Nonprofits, and Venues Act. The SBA will pay the pr incipal, interest, and fees on current 7(a) loans for a period of up to eight months. These loans have been excluded from the June 30, 2021, and March 31, 2 021 , metrics; however, as of December 31, 2020, six loans with a total outstanding balance of $3,407,000 went into a deferred payment status and were incl ude d in the deferred loan amount above. $83,837 $84,335 $38,028 $19,034 $5,867 $ - $ - $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Loan Deferrals (1) (Dollars in thousands) Other Consumer/Residential Acquisition, development and construction Nonowner occupied commercial real estate C&I + Owner occupied commercial real estate

Our credit strategy is designed with the goal of delivering best quartile asset quality in the worst part of the cycle… 18 (1) Source - SNL data for VA Banks <$1 Billion in assets as of December 31 , 2021 .. (2) Annualized. (3) Nonperforming assets excluding performing troubled debt restructurings. • Credit metrics continue to compare favorably to our peer group. • Non - performing assets remain stable at 0.18% of total assets. • ALLL to Loans (excluding PPP loans) decreased to 0.69% as of Q4 2021 compared to 0.93% as of Q4 2020. • Negative credit migration has been minimal and the improved outlook for the economy support the adequacy of our allowance for loan and lease losses. Asset Quality Metrics Metric Village Peer Group Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Q3 2021 (1) Allowance for Loan and Lease Losses/Nonperforming Loans 251.94% 233.82% 221.77% 256.78% 251.75% 208.81% Net Charge - offs (recoveries) to Average Loans (2) 0.01% (0.01%) 0.04% (0.01%) 0.05% (0.01%) Nonperforming Loans/Loans (excluding Guaranteed Loans) 0.30% 0.34% 0.38% 0.40% 0.41% 0.75% Nonperforming Assets/Bank Total Assets (3) 0.18% 0.20% 0.22% 0.26% 0.27% 0.37% 0.93% 0.92% 0.75% 0.72% 0.69% 0.00% 0.50% 1.00% 1.50% 2.00% $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 ALLL to Loans (excluding PPP) (Dollars in thousands) C&I + Owner occupied commercial real estate Nonowner occupied commercial real estate Acquisition, development and construction Consumer/Residential Student Other ALLL to loans (excluding PPP)

Mortgage Banking Segment Observations • Purchase money focused • Mortgage Bankers Association projections purchase money will grow 9% in 2022 • Counter cyclical business to commercial bank • Application to close turn - time averaged 12 days shorter than industry 19 (1) Source - Mortgage Bankers Association * Mortgage Banking Segment $162,111 $203,497 $369,818 $296,974 0.19% 2.44% 8.27% 6.02% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% $0 $100,000 $200,000 $300,000 $400,000 2018 2019 2020 2021 Mortgage Banking Segment Originations vs. ROE (Dollars in thousands ) Purchase Refinance ROE 92% 80% 82% 66% 54% 55% 62% 41% 8% 20% 18% 34% 46% 45% 38% 59% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS* Industry Avg. MBS* Industry Avg. MBS* Industry Avg. MBS* Industry Avg. 2018 2019 2020 2021 Loan Originations - Purchase vs. Refinance (1) Purchase Refinance

2022 and beyond Challenges and Opportunities Challenges • Rate environment • Liquidity levels • Competition driving spreads tighter and credit standards looser Opportunities • Strong market perception, cross - sell opportunity into ~400 new PPP clients • Local bank mergers and disappointed PPP customers creating opportunities • Strong mortgage loan purchase money market, Mortgage recruiting • Leverage Treasury Management Sales team and Concierge Banking teams • SBA enhancements to their 7a and 504 programs • SBA guaranty strip sales • Digitalization initiatives • Growth in Williamsburg and Peninsula markets 20

Reconciliation of Non - GAAP Financial Measures 21 Reconciliation of Non - GAAP Financial Measures (Dollars in thousands, except per share amounts) * Reference notes on following page. GAAP Operating Results by Segment 2018 2019 2020 2021 Pre - tax earnings by segment Commercial banking $ 3,646 $ 4,402 $ 6,058 $ 11,355 Mortgage banking 84 1,239 4,981 4,518 Income before income tax expense 3,730 5,641 11,039 15,873 Commercial banking income tax expense 675 904 1,439 2,472 Mortgage banking income tax expense 18 260 1,046 948 Net income $ 3,037 $ 4,477 $ 8,554 $ 12,453 Preferred stock dividend (1) $ (113) $ - $ - $ - Net income available to common shareholders $ 2,924 $ 4,477 $ 8,554 $ 12,453 Core Operating Results by Segment (2) 2018 2019 2020 2021 Commercial banking GAAP pre - tax earnings $ 3,646 $ 4,402 $ 6,058 $ 11,355 Non - core (income) expense items Salaries and benefits (3) - 760 - - Branch write - down 56 22 - - Cease use lease obligation - - - - (Gain)/loss on sale of securities 89 (101) (12) - Other non - core expense (4) 162 55 696 - Commercial banking operating income 3,953 5,138 6,742 11,355 Mortgage banking GAAP pre - tax earnings 84 1,239 4,981 4,518 Non - core expense items Salaries and benefits (3) - 54 - - Mortgage banking operating income 84 1,293 4,981 4,518 Core operating income before income tax expense 4,037 6,431 11,723 15,873 Commercial banking income tax expense (5) 739 1,059 1,583 2,472 Mortgage banking income tax expense (5) 18 271 1,046 948 Core operating net income $ 3,280 $ 5,101 $ 9,094 $ 12,453 Preferred stock dividend (1)(2) $ (113) $ - $ - $ - Core operating income available to common shareholders $ 3,167 $ 5,101 $ 9,094 $ 12,453

Reconciliation of Non - GAAP Financial Measures 22 Reconciliation of Non - GAAP Financial Measures (Dollars in thousands, except per share amounts) Reference notes for GAAP to Core Operating Income (1) On March 30, 2018, the Company redeemed the remaining 5,027 shares ($5,027,000 aggregate liquidation value) of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A. (2) Non - GAAP financial measure. (3) The Company recognized $814,000 in additional compensation expense during Q2 2019, as a result of the accelerated vesting of restricted stock awards and retirement benefits as disclosed in the Company's Form 8 - K filed on June 25, 2019. (4) Other non - core expense is composed of the write - off of premiums associated with United States Department of Agriculture Loans, $139,000 during 2018, $12,000 during 2019, and additional audit and tax fees of $23,000 during 2018 and $43,000 during 2019 associated with the transition of our external auditors during 2018. 202 0 includes $696,000 in prepayment fees associated with the early pay - off of the then $31 million outstanding in FHLB Advances. (5) Income tax expense was adjusted for the non - core items at the corporate tax rate of 21%.

Reconciliation of Non - GAAP Financial Measures 23 Reconciliation of Non - GAAP Financial Measures (Dollars in thousands, except per share amounts) (1) On March 30, 2018, the Company redeemed the remaining 5,027 shares ($5,027,000 aggregate liquidation value) of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A. (2) Derived from the Core Operating Results by Segment table. 2018 2019 2020 2021 ROTCE Average shareholder's equity $ 36,523 $ 40,111 $ 47,572 $ 59,256 Less: average preferred stock (1) 1,229 - - - Average tangible common equity $ 35,294 $ 40,111 $ 47,572 $ 59,256 Net income available to common shareholders Consolidated $ 2,924 $ 4,477 $ 8,554 $ 12,453 Commercial Banking Segment 2,858 3,498 4,619 8,883 Mortgage Banking Segment $ 66 $ 979 $ 3,935 $ 3,570 Return on Tangible Common Equity Consolidated 8.28% 11.16% 17.98% 21.02% Commercial Banking Segment 8.10% 8.72% 9.71% 14.99% Mortgage Banking Segment 0.19% 2.44% 8.27% 6.02% Core ROTCE Operating income available to common shareholders (2) Consolidated $ 3,167 $ 5,101 $ 9,094 $ 12,453 Commercial Banking Segment 3,101 4,079 5,159 8,883 Mortgage Banking Segment $ 66 $ 1,022 $ 3,935 $ 3,570 Return on Tangible Common Equity Consolidated 8.97% 12.72% 19.12% 21.02% Commercial Banking Segment 8.78% 10.17% 10.85% 14.99% Mortgage Banking Segment 0.19% 2.55% 8.27% 6.02%

Reconciliation of Non - GAAP Financial Measures 24 Reconciliation of Non - GAAP Financial Measures (in thousands, except per share amounts) (1) Derived from the Core Operating Results by Segment table. 2018 2019 2020 2021 GAAP earnings per share Weighted Average Share Outstanding 1,433 1,445 1,459 1,469 Net income (loss) available to common shareholders Consolidated $ 2,924 $ 4,477 $ 8,554 $ 12,453 Commercial Banking Segment 2,858 3,498 4,619 8,883 Mortgage Banking Segment $ 66 $ 979 $ 3,935 $ 3,570 GAAP earnings per share Consolidated $ 2.04 $ 3.10 $ 5.86 $ 8.48 Commercial Banking Segment $ 1.99 $ 2.42 $ 3.17 $ 6.05 Mortgage Banking Segment $ 0.05 $ 0.68 $ 2.70 $ 2.43 Core earnings per share Operating income available to common shareholders (1) Consolidated $ 3,167 $ 5,101 $ 9,094 $ 12,453 Commercial Banking Segment 3,101 4,079 5,159 8,883 Mortgage Banking Segment $ 66 $ 1,022 $ 3,935 $ 3,570 Core earnings per share Consolidated $ 2.21 $ 3.53 $ 6.23 $ 8.48 Commercial Banking Segment $ 2.16 $ 2.82 $ 3.54 $ 6.05 Mortgage Banking Segment $ 0.05 $ 0.71 $ 2.70 $ 2.43

Reconciliation of Non - GAAP Financial Measures 25 Reconciliation of Non - GAAP Financial Measures (in thousands, except per share amounts) 2018 2019 2020 2021 Pre - Tax Earnings by Segment Commercial banking - PTPP (ex. PPP) $ 3,646 $ 4,402 $ 2,997 $ 4,822 Commercial banking - PPP Income - - 4,011 6,033 Commercial banking income before income tax expense 3,646 4,402 7,008 10,855 Mortgage banking income before income tax expense 84 1,239 4,981 4,518 Income before provision for (recovery) of loan losses and income tax expense 3,730 5,641 11,989 15,373 Provision for (recovery of loan losses) - - 950 (500) GAAP income before income tax expense $ 3,730 $ 5,641 $ 11,039 $ 15,873